UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2010

Universal Solar Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-1434389	26-0768064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 1 Pingbei Road 2, Nanping Science & Technology Industrial Park, Zhuhai City, Guangdong Province, The People’s Republic of China	519060
(Address of Principal Executive Offices)	(Zip Code)

86-756-8682610
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement.

On August 23, 2010, Universal Solar Technology, Inc. (the “Company”) provided notice to C.T.O., spol. s.r.o. (“CTO”) to terminate the Sales Contract entered into on June 18, 2010 for the sale of 20MW of monocrystalline solar modules for an aggregate sales price of $32,600,000.  The Company terminated the Sales Contract as a result of CTO’s failure to make required payment under the Sales Contract.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Universal Solar Technology, Inc.

Date: August 23, 2010	By:	/s/ Lijie Zhu
Lijie Zhu
Chief Finance Officer